UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549 FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 15, 2008

TELEMETRIX, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER 000-14724

DELAWARE (State or other jurisdiction of incorporation or organization)	470830931 (I.R.S. Employer Identification No.)

6650 Gunpark Drive, Suite 100, Boulder, Colorado 80301
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-652-0103

_________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2008, Mr. Patrick Kealy resigned as one of our directors. Mr. Kealy served as a director since December 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 15, 2008

Telemetrix Inc.

By:	/s/ William Becker William Becker Chief Executive Officer (Principal Executive Officer)